UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21927

Fallen Angels Family of Funds

(Exact Name of Registrant as Specified in Charter)

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)  (Zip Code)

Gabriel B. Wisdom

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  858-755-0909

Date of fiscal year end: July 31

Date of reporting period: January 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

January 31, 2008

AMM FUNDS

PRESIDENT’S MESSAGE TO FELLOW

 SHAREHOLDERS

JANUARY 31, 2008 (UNAUDITED)

Dear Fellow Shareholder,

"Fallen Angels" is an old Wall Street term to describe stocks and bonds that have declined in price, when it is believed the price will rise again.  Through a combination of fundamental, technical, and sentiment analysis, your portfolio management team is working to meet or exceed the objectives described in each of the two fund's investment policies.

During this most recent period, we maintained substantial cash positions in both the Fallen Angels Value Fund, and the Fallen Angels Income Fund.  When "cash is king," demand for equity and income securities declines.  If history is any indication of what the future may hold, the recent turmoil presents us with many of the greatest bargains in several years.  Fortunately, we believe we have had plenty of dry powder (cash) to put to work.

Experience confirms that dividend yields play a crucial role in generating investor returns.  At this time, our research indicates that the deepest discounts are among income oriented securities.  We believe dividend paying stocks with strong prospects for continued dividend increases, along with income oriented closed-end funds and preferred stocks, are among the best values today.  Over time, dividends have provided a meaningful advantage for both growth and income oriented investors.

Research conducted by John Bogle and Vanguard (Bogle Financial Markets Center) and presented in the Journal of Indexes, March/April 2008 issue, concluded that dividend income has accounted for 50 to 75 percent of the real annual returns of the stock market.  For example, an investment of $10,000 in the S&P 500 at it's inception in 1926 with all dividends reinvested, would have grown to approximately $33,100,000 by September 2007 (including the pre-1957 S&P 90).  If dividends had not been reinvested, the original $10,000 invested in 1926 would have grown to just over $1,200,000 ... an absolutely amazing gap of $32 million.  In other words, over the last 81 years, reinvested dividend income produced approximately 95% of the compound return earned by public companies in the S&P 500!

In range bound markets like those we've experienced for the past 8 years, owners of Index related funds have little to celebrate.  "Buy and Hold" Investors in the Dow 30, NASDAQ, or S&P 500 are approximately where they were at the beginning of 2000 or even lower.  You may have noticed that our turnover rate for the Fallen Angels Value Fund increased substantially over the past 6 months.  We felt it was necessary for the purposes of preserving capital.  We believe that any additional transaction costs incurred by our increased trading activity are justified when research indicates it's prudent to be defensive, to reduce losses, or to take profits.

It's been said that you make your money in bear markets, but you don't know it at the time.  This speaks to the importance of having a reasonable time frame so that our "Fallen

AMM FUNDS

PRESIDENT’S MESSAGE TO FELLOW

 SHAREHOLDERS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

 Angels" selections can grow and compound wealth through dividend reinvestment, return on equity, revenue and earnings growth.

If you have any questions or comments, please feel free to contact either or both of us anytime during the weekday.  Our primary objective is to generate meaningful returns over time for the benefit of our shareholders.

Sincerely,

Gabriel B. Wisdom

Portfolio Manager / President

AMM Funds

Michael J. Moore

Portfolio Manager / Treasurer

AMM Funds

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

PORTFOLIO ANALYSIS

JANUARY 31, 2008 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

PORTFOLIO ANALYSIS

JANUARY 31, 2008 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the issuer sector which the underlying securities represent as a percentage of the portfolio of investments.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

SCHEDULE OF INVESTMENTS

JANUARY 31, 2008 (UNAUDITED)

Shares		Value

COMMON STOCKS - 55.11%

Accident & Health Insurance - 1.02%
4,000	StanCorp Financial Group, Inc.	$ 197,200

Beverages - 0.96%
3,000	Brown-Forman Corp. Class B	186,540

Biological Products, (No Diognostic Substances) - 0.96%
4,000	Amgen Inc.	186,360

Computer Communications Equipment - 1.01%
8,000	Cisco Systems, Inc.	196,000

Computer Storage Devices - 0.82%
10,000	EMC Corp.	158,300

Crude Petroleum & Natural Gas - 2.89%
10,000	Chesapeake Energy Corp.	371,600
2,000	Apache Corp.	190,720
		562,320
Drawing & Insulating Of Nonferrous Wire - 1.86%
15,000	Corning, Inc.	362,400

Electromedical & Electrotherapy - 0.96%
4,000	Medtronic Inc.	186,000

Electronic & Other Electrical - 3.45%
19,000	General Electric Co.	671,840

Electronic Computers - 0.93%
9,000	Dell, Inc.	180,360

Finance Services - 1.01%
4,000	American Express Co.	196,520

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

SCHEDULE OF INVESTMENTS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

Shares		Value

Fire, Marine & Casualty Insurance - 8.37%
6	Berkshire Hathaway, Inc. Class A	816,000
919	Alleghany Corp.	347,382
10,000	Loews Corp.	465,100
		1,628,482
Hospital & Medical Service Plans - 2.41%
6,000	WellPoint, Inc.	469,200

Leather & Leather Products - 0.99%
6,000	Coach, Inc.	192,360

Life Insurance - 2.32%
12,000	Manulife Financial Corp.	451,920

Lumber & Wood Products (No Furniture) - 1.36%
6,000	Leucadia National Corp.	265,020

Men's & Boys' Furnishings - 1.01%
6,000	Cintas Corp.	196,920

Motors & Generators - 1.04%
4,000	Emerson Electric Co.	203,120

National Commercial Banks - 1.05%
6,000	US Bancorp	203,700

Pumps & Pumping Equipment - 1.80%
3,000	ITT Corp.	178,200
5,000	Graco, Inc.	171,100
		349,300

Retail-Drug Stores And Proprietary Stores - 1.82%
5,000	Advanced Auto Parts, Inc.	178,900
5,000	Walgreen Co.	175,200
		354,100

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

SCHEDULE OF INVESTMENTS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

Shares		Value

Retail-Eating & Drinking Place - 1.29%
20,000	Jamba, Inc	61,200
10,000	Starbucks Corp.	189,100
		250,300

Retail-Family Clothing Stores - 1.42%
12,000	American Eagle Outfitters, Inc.	275,760

Retail-Lumber & Other Building Materials Dealers - 0.95%
7,000	Lowes Companies, Inc.	185,010

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.35%
4,000	Procter & Gamble Co.	261,680

Semiconductors & Related Devices - 0.95%
6,000	Texas Instruments, Inc.	185,700

Services-Computer Programming - 1.00%
7,000	Cognizant Technology Solutions Corp.	195,300

Services-Computer Programming, Data Processing, Etc. - 0.86%
3,000	FactSet Research Systems, Inc.	168,120

Services-Engineering, Accounting, Research, Management - 1.01%
6,000	Paychex, Inc.	196,320

Services-Prepackaged Software - 2.11%
20,000	Oracle Corp.	411,000

State Commercial Banks - 1.07%
6,000	Wilmington Trust Corp.	208,680

Surgical & Medical Instruments - 1.02%
2,500	3M Co.	199,125

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

SCHEDULE OF INVESTMENTS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

Shares		Value

Trucking & Courier Services (No Air) - 0.94%
2,500	United Parcel Service, Inc.	182,425

Wholesale-Groceries & Related - 1.04%
7,000	Sysco Corp.	203,000

Wholesale-Industrial Machinery - 1.05%
5,000	MSC Industrial Direct Co., Inc. Cl A	204,350

Wholesale-Metals Service Centers & of Fices - 1.01%
4,000	Reliance Steel & Aluminum Co.	196,840

TOTAL FOR COMMON STOCKS (Cost $10,545,537) - 55.11%		$ 10,721,572

EXCHANGE TRADED FUNDS - 11.37%
10,000	ishares Dow Jones US Pharmaceuticals	511,700
50,000	ishares MSCI Japan Index	636,000
28,000	ishares MSCI Taiwan Index	383,320
6,000	Market Vector Global Agribusiness	317,040
8,000	Market Vector Russia	364,160

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $2,452,056) - 11.37%		$ 2,212,220

Third Party Trust Preferreds - 0.97%

Corporate Bond Trust Certificates - 0.97%
10,000	SunAmerica Inc.	189,000

TOTAL THIRD PARTY TRUST PREFERREDS (Cost $187,311)		$ 189,000

SHORT TERM INVESTMENTS - 39.45%
7,674,116	Fidelity Money Market Portfolio Class Select 4.29%* (Cost $7,674,116)	7,674,116

TOTAL INVESTMENTS (Cost $20,859,020) - 106.90%		$ 20,796,908

OTHER ASSETS LESS LIABILITIES - (6.90)%		(1,343,579)

NET ASSETS - 100.00%		$ 19,453,329

* Variable rate security; the coupon rate shown represents the yield at January 31, 2008.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS

JANUARY 31, 2008 (UNAUDITED)

Shares		Value

COMMON AND PREFERRED STOCKS AND BONDS - 79.24%

Below Investment Grade Corporate - 18.92%
11,900	Allmerica Financial (Corts) 7.75%	$ 278,460
4,200	Dpl Inc. 7.875%	105,252
4,700	Dpl, Inc.7.875%	117,923
6,227	Dpl, Inc. 8.0%	157,107
11,825	Evergreen Utilities & High Income Fund	328,144
4,000	Felcor Lodging Trust, Inc. 8.0%	79,960
10,000	Flaherty & Crumrine Claymore Preferred	178,400
12,500	Ford Motor Co (Cbtcs) 7.55%	210,000
9,600	Ford Motor Co 8.125%	162,624
5,953	General Mot 7.375% 5/48 Senior Notes	105,368
12,900	General Motors 7.375% '51 Sernior Notes	232,587
4,200	Hertz Corp. 7.0%	93,912
28,000	High Yield Plus Fund, Inc.	85,960
500	Hilton Hotels Corp 8%	12,500
19,000	Neuberger Berman Inc Opportunity Fund, Inc.	221,350
5,000	Odyssey Re Holders Float US Lib + 325	123,800
16,600	Saturns Tribune Co. 7%	281,370
8,500	Unum Provident (Pplus)7.4%	191,250
2,500	Unum Provident Prefer Plus Trust 7.5%	59,650
5,100	Xerox Cap Corts 8.0%	127,347
		3,152,964
Below Investment Grade Government - 2.38%
10,000	First Trust Aberdeen	182,800
8,000	Western Asset Emerging Market	104,480
7,200	Pioneer High Income Trust	108,720
		396,000
Convertibles - 9.03%
6,000	General Mot 6.25% 7/33 Conv	125,940
5,000	Ford Motor Co. Capital Trust II 6.50%	169,750
23,000	Nicholas Applegate Convertible	296,700
30,000	Nuveen Pref & Con Inc Fund II	344,700
13,000	Advent Claymore Convert Securities & Inc. Fund	304,070
2,000	Freeport Mcmoran 6.75% Convertible	264,600
		1,505,760

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

Shares		Value

Domestic Equities - 10.24%
3,500	ishares DJ Select Div Fund	226,135
5,056	S&P 500 Geared Fund, Inc.	83,828
16,500	Eaton Vance Tax Mgd Buy-Write Opp. Fund	285,285
18,000	Eaton Vance Tax-Mana	306,900
16,000	Nuveen Equity Premium Advantage Fund	264,320
10,000	Eaton Vance Enhanced Equity Income	183,700
8,000	Cohen & Steers Select Fund	203,760
32,000	Zweig Fund, Inc.	153,600
		1,707,528
Global Equities - 6.80%
16,000	Alpine Total Dynamic	276,000
5,500	Nuveen Global Value	100,925
10,000	Eaton Vance Tax Managed Global Opportunity Fund	174,600
13,000	BlackRock Global Equity	213,850
7,000	BlackRock Real Asset Equity	112,560
16,000	BlackRock World Investment Trust	255,040
		1,132,975
Investment Grade Corporate - 14.55%
4,800	AON Capital Trust A (Corts) 7.75%	121,632
6,200	JC Penney (Corts) 7.625%	154,938
5,000	Repsol International 7.45% A Pfd	127,000
5,000	Royal Caribbean (Cbtcs) 8.875%	127,950
6,000	LMG Pplus 6.7%	121,680
5,000	Morgan ST III 6.25%	113,500
2,284	SLM Corp 6.97%	102,346
6,190	SunAmerica (Corts) 6.7%	148,560
9,400	Telephone & Data 7.60% 12/01/41	209,244
5,812	Bristol-Meyers Squibb (Corts) 6.8%	143,033
6,000	Flaherty & Crumrine/Claymore Total	107,820
9,400	US Cellular 7.5% 6/15/34	227,292
5,000	US Cellular Corp 8.75%	125,100
9,800	Arch Cap Ltd Preferred 8%	250,390
12,300	Hospitality Property Trust 7.0%	249,075
13,000	Hyperion Brookfield Total Return Fund	96,200
		2,425,760

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF INVESTMENTS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

Shares		Value

Investment Grade Government - 2.21%
30,000	Alliance Bernstein Income	252,000
8,000	Nuveen Muni Advantage Fund	116,000
		368,000
Oil & Gas Trusts - 11.22%
27,000	Advantage Energy Income Fund	259,740
7,464	Enerplus Resources Fund	287,961
9,000	Harvest Energy Trust	202,950
10,000	Pengrowth Energy Trust	174,800
30,150	Penn West Energy Trust	810,734
25,000	Enterra Energy Trust	34,000
10,000	Provident Energy Trust	99,500
		1,869,685
Real Estate Investment Trusts - 2.62%
7,300	BioMed Realty Trust 7.375%	159,140
10,000	Cohen & Steers Premium, Inc. Realty Fund	176,200
12,000	Cohen & Steers REIT & Preferred, Inc. Fund	260,640
		595,980
Unrated & Other - 1.27%
20,000	W Holding Co., Inc.	29,000
45,000	Sea Containers Ltd.	4,050
1,148	W Holding 7.6%	19,287
		52,337

TOTAL FOR COMMON STOCKS (Cost $14,617,087) - 79.24%		$ 13,206,989

SHORT TERM INVESTMENTS - 20.10%
3,343,216	Fidelity Money Market Portfolio Class Select 5.18%* (Cost $3,343,216)	3,343,216
7,582	Fidelity Institutional Money Market Government Portfolio 5.14% ** (Cost $7,582)	7,582

TOTAL FOR SHORT TERM INVESTMENTS (Cost $3,350,798) - 20.10%		$ 3,350,798

TOTAL INVESTMENTS (Cost $17,967,885) - 99.34%		$ 16,557,787

OTHER ASSETS LESS LIABILITIES - 0.66%		110,506

NET ASSETS - 100.00%		$ 16,668,293

* Variable rate security; the coupon rate shown represents the yield at January 31, 2008.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2008 (UNAUDITED)

Assets:	Value Fund	Income Fund
Investments in Securities, at Value (Cost $20,859,020 and $17,967,885)	$ 20,796,908	$ 16,557,787
Cash	65,000	40,000
Receivables:
Securities Sold	355,036	-
Dividends and Interest	35,653	77,103
Prepaid Expenses	16,869	17,581
Total Assets	21,269,466	16,692,471
Liabilities:
Payables:
Securities Purchased	1,785,526	-
Accrued Management Fees	16,668	14,011
Other Accrued Expenses	13,943	10,167
Total Liabilities	1,816,137	24,178
Net Assets	$ 19,453,329	$ 16,668,293

Net Assets Consist of:
Paid In Capital	$ 20,455,806	$ 18,845,362
Accumulated Undistributed Net Investment Income	26,685	66,545
Accumulated Undistributed Realized Loss on Investments	(967,050)	(833,516)
Unrealized Depreciation in Value of Investments	(62,112)	(1,410,098)
Net Assets, for 2,031,215 and 1,869,860 Shares Outstanding	$ 19,453,329	$ 16,668,293

Net Asset Value Per Share	$ 9.58	$ 8.91

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)

Investment Income:	Value Fund	Income Fund
Dividends	$ 116,211	$ 767,199
Interest	131,061	58,758
Total Investment Income	247,272	825,957

Expenses:
Advisory Fees (Note 3)	105,571	89,526
Administrative Fees	26,393	22,382
Distribution (12b-1) Fees	26,393	22,382
Transfer Agent Fees	13,722	13,722
Registration Fees	13,680	13,680
Custodian Fees	5,042	5,042
Audit Fees	4,639	4,639
Legal Fees	4,537	4,537
Trustee Fees	2,017	2,017
Fund Accounting Fees	1,554	1,554
Printing and Mailing Fees	1,008	1,008
Miscellaneous Fees	756	756
Insurance Fees	539	539
Total Expenses	205,851	181,784

Net Investment Income	41,421	644,173

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(1,178,983)	(699,893)
Net Change in Unrealized Depreciation on Investments	(210,051)	(552,953)
Realized and Unrealized Loss on Investments	(1,389,034)	(1,252,846)

Net Decrease in Net Assets Resulting from Operations	$ (1,347,613)	$ (608,673)

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

JANUARY 31, 2008

	(Unaudited)
	Six Months	Period *
	Ended	Ended
	1/31/2008	7/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 41,421	$ 243,034
Net Realized Gain (Loss) on Investments	(1,178,983)	211,933
Unrealized Appreciation (Depreciation) on Investments	(210,051)	147,939
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,347,613)	602,906

Distributions to Shareholders:
Net Investment Income	(187,015)	(70,755)
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	(187,015)	(70,755)

Capital Share Transactions (Note 5)	(435,623)	20,841,429

Total Increase (Decrease) in Net Assets	(1,970,251)	21,373,580

Net Assets:
Beginning of Period	21,423,580	50,000

End of Period (Including Undistributed Net Investment Income of $26,685 and $172,279, respectively)	$19,453,329	$21,423,580

* For the period November 10, 2006 (commencement of investment operations) through July 31, 2007.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

JANUARY 31, 2008

	(Unaudited)
	Six Months	Period *
	Ended	Ended
	1/31/2008	7/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 644,173	$ 720,913
Net Realized Gain (Loss) on Investments	(699,893)	38,174
Unrealized Depreciation on Investments	(552,953)	(857,145)
Net Decrease in Net Assets Resulting from Operations	(608,673)	(98,058)

Distributions to Shareholders:
Net Investment Income	(577,628)	(784,329)
Realized Gain (Loss)	(108,382)	-
Total Dividends and Distributions Paid to Shareholders	(686,010)	(784,329)

Capital Share Transactions (Note 5)	(641,734)	19,437,097

Total Increase (Decrease) in Net Assets	(1,936,417)	18,554,710

Net Assets:
Beginning of Period	18,604,710	50,000

End of Period (Including Undistributed Net Investment Income of $66,545 and $0, respectively)	$16,668,293	$18,604,710

* For the period November 10, 2006 (commencement of investment operations) through July 31, 2007.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

FINANCIAL HIGHLIGHTS

JANUARY 31, 2008

	(Unaudited)
	Six Months	Period *
	Ended	Ended
	1/31/2008	7/31/2007

Net Asset Value, at Beginning of Period	$ 10.32	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.02	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.67)	0.23
Total from Investment Operations	(0.65)	0.36

Distributions:
Net Investment Income	(0.09)	(0.04)
Realized Gains	0.00	0.00
Total from Distributions	(0.09)	(0.04)

Net Asset Value, at End of Period	$ 9.58	$ 10.32

Total Return ***	(6.32)%	3.62%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 19,453	$ 21,424
Before Waivers
Ratio of Expenses to Average Net Assets ****	1.95%	1.91%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	0.39%	1.60%
After Waivers
Ratio of Expenses to Average Net Assets ****	1.95%	1.74%
Ratio of Net Investment Income to Average Net Assets ****	0.39%	1.77%
Portfolio Turnover	276.66%	31.18%

* For the period November 10, 2006 (commencement of investment operations) through

   July 31, 2007.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends. Not Annualized.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

FINANCIAL HIGHLIGHTS

JANUARY 31, 2008

	(Unaudited)
	Six Months	Period *
	Ended	Ended
	1/31/2008	7/31/2007

Net Asset Value, at Beginning of Period	$ 9.55	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	0.33	0.48
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.61)	(0.45)
Total from Investment Operations	(0.28)	0.03

Distributions:
Net Investment Income	(0.30)	(0.49)
Realized Gains	(0.06)	-
Total from Distributions	(0.36)	(0.49)

Net Asset Value, at End of Period	$ 8.91	$ 9.54

Total Return ***	(2.98)%	0.22%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 16,668	$ 18,605
Before Waivers
Ratio of Expenses to Average Net Assets ****	2.03%	2.02%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	7.20%	6.64%
After Waivers
Ratio of Expenses to Average Net Assets ****	2.03%	1.88%
Ratio of Net Investment Income to Average Net Asset ****	7.20%	6.78%
Portfolio Turnover	33.02%	96.47%

* For the period November 10, 2006 (commencement of investment operations) through

   July 31, 2007.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends. Not Annualized.

The accompanying notes are an integral part of the financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2008 (UNAUDITED)

Note 1. Organization

The Fallen Angels Value Fund and the Fallen Angels Income Fund (each a “Fund” and collectively, the “Funds”) are diversified series of AMM Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Funds commenced operations on November 10, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Funds are the only series currently authorized by the Board of Trustees (“the Board”).

The Fallen Angels Value Fund’s investment objective is to seek long-term capital appreciation. The Fallen Angels Income Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Funds in preparing their financial statements:

Security Valuation- Each Fund’s assets are generally valued at their market value using market quotations. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value in accordance with policies approved by the Funds’ Board of Trustees. For example, fair value pricing may be used if an event occurs after the close of the foreign market that could have an impact on the foreign securities value. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

Note 2. Summary of Significant Accounting Policies - Continued

Option Writing- When either Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts- Each Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales- The Funds may sell a security that they do not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes- The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to

 Note 2. Summary of Significant Accounting Policies - Continued

distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

New Accounting Pronouncements - The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on July 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets up a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the impact of adoption of SFAS No. 157 will have on the Fund’s financial statements.

Distributions to Shareholders- Each Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Fallen Angels Value Fund will distribute dividends and capital gains annually, and expects that distributions will consist primarily of capital gains. The Fallen Angels Income Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other- The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-

Note 2. Summary of Significant Accounting Policies - Continued

dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Note 3. Investment Management  and Service Agreements

The Trust has a management agreement (the “Management Agreement”) with American Money Management, LLC (the “Advisor”) to furnish investment advisory and management services to the Funds.  Under the Management Agreement, each Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% per Fund. For the period August 1, 2007 through January 31, 2008 (“the period”), the Advisor earned a fee of $105,571 and $89,526 for the Value Fund and Income Fund, respectively. The Funds owed the Advisor $16,668 and $14,011 for the Value Fund and Income Fund, respectively, as of January 31, 2008.

The Trust also has an administration agreement with the Advisor to furnish sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement, each Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25%. For the period, the Advisor earned a fee of $26,393 and $22,382 from the Value Fund and Income Fund, respectively.  The Funds owed the Advisor $4,167 and $3,503 for the Value Fund and Income Fund, respectively, as of January 31, 2008.

The Funds have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Funds pay the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Funds’ shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Funds’ incur such distribution expenses at the rate of 0.25% per annum of the Funds average net assets. For the period ended January 31, 2008, the Plan accrued fees of $26,393 and $22,382 under the plan from the Value Fund and Income Fund, respectively. The Funds owed the Advisor $3,661 and $3,661 for the Value Fund and Income Fund, respectively as of January 31, 2008.

 Note 4. Related Party Transactions

Gabriel B. Wisdom is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wisdom receives benefits from the Advisor resulting from management, administration and distribution (12b-1) fees paid to the Advisor by the Funds.

Note 5. Capital Stock

The Funds are authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at January 31, 2008 was 20,455,806 and $18,845,362 representing 2,031,215 and 1,869,860 shares outstanding for the Value Fund and Income Fund, respectively.

Transactions in capital stock for the period ended January 31, 2008 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	113,604	$1,154,889	112,728	$1,056,162
Shares issued in reinvestment of distributions	18,608	187,015	75,417	685,911
Shares redeemed	(176,232)	(1,777,527)	(267,726)	(2,383,807)
Net Increase	(44,020)	$(435,623)	(79,581)	$(641,734)

Note 6. Investment Transactions

For the period ended January 31, 2008, purchases and sales of investment securities other than U.S. Government obligations aggregated $43,849,440 and $45,144,668 for the Value Fund and $10,372,330 and $13,190,780 for the Income Fund, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively for each Fund.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at January 31, 2008 was $20,859,020 for the Value Fund and $17,967,885 for the Income Fund.

At January 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Value Fund
Appreciation	Depreciation	Net Appreciation(Depreciation)
$539,731	($601,843)	$(62,112)

Income Fund
Appreciation	Depreciation	Net Appreciation(Depreciation)
$74,111	($1,484,209)	$(1,410,098)

Note 7. Tax Matters - Continued

As of January 31, 2008, the components of distributable earnings on a tax basis were as follows:

Value Fund
Undistributed ordinary income	$26,685
Undistributed capital gain	(967,050)
Unrealized appreciation on investments	(62,112)
($1,002,447)

Income Fund
Undistributed ordinary income	$66,545
Undistributed capital gain	(833,516)
Unrealized appreciation on investments	(1,410,098)
($2,177,069)

The Funds paid income distributions of $0.0918 and $0.30 per share for total distributions of $187,015 and $577,628 for the Value Fund and Income Fund for the period ended January 31, 2008.  The Income Fund paid a short term capital gain of $0.0567 for a total distribution of $108,382.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2008, Charles Schwab for the benefit of its customers owned, in aggregate, approximately 98.45% and 98.69% of the Value Fund and Income Fund, respectively.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

EXPENSE ILLUSTRATION

JANUARY 31, 2008 (UNAUDITED)

Expense Example

As a shareholder of the Fallen Angels Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2007 through January 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGLES INCOME FUND

EXPENSE ILLUSTRATION - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

Fallen Angels Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	8/1/2007	1/31/2008	8/1/2007 to 1/31/2008

Actual	$1,000.00	$936.77	$9.52
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.38	$9.91

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Fallen Angels Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	8/1/2007	1/31/2008	8/1/2007 to 1/31/2008

Actual	$1,000.00	$970.20	$10.08
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.97	$10.31

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS

JANUARY 31, 2008 (UNAUDITED)

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Company.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS

JANUARY 31, 2008 (UNAUDITED)

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Born 1966	Trustee since August 2006.	2

Management Consultant, self-employed (2002-present); Consultant, East Bay Small Business Development Center (2007-present); Consultant, Pyxis (2/2002-4/2002) (medical equipment); Product Manager, Supplypro (2000-2001) (industrial supply)

Ingram S. Chodorow Placontrol, Inc. 12760 High Bluff Drive Suite 210 San Diego, CA 92130 Born 1939	Trustee since August 2006.	2

President/CEO, Placontrol, Inc. (1973-present) (manufacturing and marketing dental flossers); CEO, Redfield Corp. (1987-2002) (manufacturing and marketing medical devices); CEO/President, Technalytics, Inc. (1969-present) (medical patents licensing)

Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 Born 1957	Trustee since August 2006.	2

Management consultant, self-employed (1990-present); Partner, Venture Management Associates (1999-2003) (investment banking, corporate development); Director, Garden Fresh Restaurant Corp (1986-1990) (restaurant chain), Consultant, Bain & Company (1983-1986).

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGLES INCOME FUND

TRUSTEES AND OFFICERS - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

Name, Address and Year of Birth	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Born 1961	Trustee since August 2006.	2

President/CEO, BottomLine Marketing (2001-present) (marketing); Senior Vice President, Marketing and Product Management, Hasbro, Inc. (Wizards of the Coast), (media/entertainment); (2002-2003); CEO, iGrapevine, ideaEdge Ventures (2001-2002); NewsCorp (1997-2000); Savoy Brands (1994-1997); PepsiCo (1987-1994)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Born 1950	Trustee since June 2006; President since August 2006.	2	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Born 1976	Treasurer since August 2006.	N/A	Chief Investment Officer, American Money Management (2001 to present);

Name, Address, and Year of Birth	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Joseph D. Dang P.O. Box 675203 Rancho Santa Fe, CA 92067 Born 1977	Secretary since June 2006; CCO since August 2006.	N/A

Counsel and Chief Compliance Officer, American Money Management, LLC (2005 to present); Financial Analyst/Financial Planner, Ayco (financial planning subsidiary of Goldman Sachs) (2004 to 2005); Contract Attorney (2003; 4/2005-7/2005); University of San Diego School of Law (1999 to 2002)

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

ADDITIONAL INFORMATION

JANUARY 31, 2008 (UNAUDITED)

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Funds’ Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Funds’ State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (866) 663-8023.

Renewal of Management Agreement

The continuation of the Management Agreement ("Management Agreement") between American Money Management, LLC ("Adviser") and the Trust was considered by the Board of Trustees at an in-person of the Board held on September 19, 2007.  Legal counsel to the Trustees reviewed the Trustees’ duties when considering the Management Agreement renewal.

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment philosophy and strategy.  In addition, the Trustees reviewed the Adviser’s Form ADV which described the operations and policies of the Adviser.  The Trustees reviewed a report prepared by the Adviser for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

ADDITIONAL INFORMATION - CONTINUED

JANUARY 31, 2008 (UNAUDITED)

with the Trust’s Code of Ethics.  The Board also reviewed the Adviser’s financial statements through September 12, 2007.  The President of the Adviser noted that there had been no regulatory inspections or litigation.  The president also discussed the Adviser's personnel and their Fund-related responsibilities.  The Board discussed the compliance activities of the Fund's Chief Compliance Officer.  Based on the information in the report and their discussions with personnel of the Adviser, the Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Funds' performance, the Trustees reviewed information in the Report regarding each Fund’s returns since September 22, 2006 (commencement of investment operations) through September 13, 2007 compared to a large peer group of mutual funds.  The Adviser also presented performance information for the AMM Growth Composite, noting that it included all fee-paying accounts greater than $250,000 managed using the Adviser’s growth strategy.  The Trustees noted that the current market conditions had affected the performance of the Funds and that the Funds had only been in operation for a short time.  After further discussion, it was the consensus of the Trustees that the Funds’ performance was satisfactory.

The Trustees then reviewed information in the Report comparing the expense ratio of the Funds to those of a peer group.  The President of the Adviser informed the Board that the Income and Value Fund had expense ratios of approximately 1.88% and 1.74%, respectively, and advisory fees of 1.00% each.  The Board agreed the Funds’ expenses compared favorably to the peer groups and the management fees were fair and reasonable particularly considering the small size of the Funds.

As to profits realized by the Adviser, the Board reviewed information regarding the Adviser’s income and expenses.  After discussion regarding the Adviser’s financial wherewithal, the Board concluded that the Adviser has adequate resources to fulfill its responsibilities to the Funds.  The Trustees determined that the Adviser was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Funds, but that the issue should be considered again as the Funds grow.

After review and discussion, the Trustees, including all of the trustees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940) determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement and that renewal of the Management Agreement was in the best interests of the Trust and each Fund’s shareholders.  Thereafter the Management Agreement was approved for continuance for an additional year.

Board of Trustees

Ingram S. Chodorow

Miro Copic

Kelly C. Huang

Linda J. Rock

Gabriel B. Wisdom

Investment Adviser

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the AMM Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 28, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fallen Angels Family of Funds

By /s/Gabriel B. Wisdom, President

     Gabriel B. Wisdom

     President

Date: April 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gabriel B. Wisdom, President

      Gabriel B. Wisdom

      President

Date April 9, 2008

By /s/Michael Moore

      Michael Moore

      Treasurer

Date April 9, 2008